Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Faust, certify that:

1.I have reviewed this annual report on Form 10–K/A for the period ended December 31, 2019 of SAExploration Holdings, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 12, 2020	/s/ Michael Faust
Michael Faust
Chief Executive Officer and President
(Principal Executive Officer)